EXHIBIT 32.1

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER
PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, I, Barry Karfunkel, Chief Executive Officer (Principal Executive Officer) of National General Holdings Corp. (the “Company”), hereby certify, that, to my knowledge:

1.
The Quarterly Report on Form 10-Q for the three months ended March 31, 2019 (the “Report”) of the Company fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

May 6, 2019	By:	/s/ Barry Karfunkel
Barry Karfunkel Chief Executive Officer (Principal Executive Officer)